SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K
 CURRENT REPORTPursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2000


                     STRATEGIA CORPORATION
      (Exact name of registrant as specified in charter)


Kentucky               0-21662                61-1064606
(State or other   (Commission File Number)  (IRS Employer
jurisdiction or                             Identification
incorporation)                               No.)

9707 Shelbyville Road
Louisville, Kentucky                              40222
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:(502)426-3434

                               N/A
                (Former name or former address
                if changed since last report.)


           INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

     On October 6, 2000, Strategia Corporation announced that it had declared a cash distribution of $1.95 per share of common stock, payable to shareholders of record as of October 20, 2000, as the first step in a plan to dissolve the company. The press release is included as Exhibit 99.1 to this report.

     On October 12, 2000, Strategia Corporation announced that the American Stock Exchange had taken action to delist the company's common stock from trading on the Exchange effective at the opening of trading on October 20, 2000. The press release is included as Exhibit 99.2 to this report.
Item 7.  Financial Statements, Pro Forma Financial Information

and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits



           99.1   Press Release dated October 6, 2000.




           99.2   Press Release dated October 12, 2000.




                            SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              STRATEGIA CORPORATION

                              By: /s/Robert H. Loeffler
                                  Robert H. Loeffler
                                  Chairman of the Board and
                                  Chief Executive Officer

                              Date: October 12, 2000